LEASES	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
LEASES

11.	LEASES

As of December 31, 2013, the Company leased in 24 vessels on long-term time charters and bareboat charters from third parties and related parties. All of these long-term charters and bareboat charters are classified as capital leases.

Rental expense
The Company is committed to make rental payments under operating leases for office premises. The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

(in thousands of $)
Year ending December 31,
2014	2,483
2015	2,168
2016	255
2017	116
2018	1
Thereafter	—
Total minimum lease payments	5,023

Total rental expense for operating leases was $6.6 million, $40.0 million and $68.1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

In January 2011, the Company sold the VLCC Front Shanghai and chartered the vessel, which was renamed the Gulf Eyadah, in on a two year time charter at a rate of $35,000 a day. A deferred gain of nil, $7.9 million and $7.4 million was recognized in 2013, 2012 and 2011, respectively. In addition, a gain on sale of $6.4 million was recorded in 2011. The vessel was redelivered to its owner in December 2012. In March 2011, the VLCC Front Eagle, which had been classified as a vessel under a capital lease, was purchased and then sold to a third party with delivery in the second quarter of 2011. The Company chartered back this vessel, which was renamed the DHT Eagle, on a two year time charter at a rate of $32,500 per day. A deferred gain of $2.3 million, $7.2 million and $4.3 million was recognized in 2013, 2012 and 2011, respectively. In addition, a gain on sale of $3.2 million was recorded in 2011. The VLCC Hampstead was redelivered to its owner in April 2012.

During 2011 and January 2012, the Company redelivered four vessels which had been chartered in under operating leases from special purpose lessor entities which were established and are owned by independent third parties who provide financing through debt and equity participation. Charterhire expenses for these operating leases were nil, $0.04 million and $33.1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Rental income
The minimum future revenues to be received on time and bareboat charters which are accounted for as operating leases and other contractually committed income as of December 31, 2013 are as follows:

(in thousands of $)
2014	9,379
2015	119
2016	40
2017	—
2018	—
Thereafter	—
Total minimum lease payments	9,538

The cost and accumulated depreciation of the vessels leased to third parties as of December 31, 2013 were approximately $166.3 million and $28.8 million, respectively, and as of December 31, 2012 were approximately $400.2 million and $141.1 million, respectively.

As of December 31, 2013, the Company leased out four of its vessels to third parties on bareboat charters with initial periods ranging between three years and eleven years. Three of those leases are classified as operating leases and one is classified as an investment in finance lease.